                                                                   EXHIBIT 10.32

                            [364 DAY CREDIT FACILITY]

================================================================================

                               FIRST AMENDMENT TO
                 AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

                                  by and among

                       PIONEER NATURAL RESOURCES COMPANY,
                                  as Borrower,

                                       and

                               NATIONSBANK, N.A.,
                            as Administrative Agent,

                                       and

                                   CIBC INC.,
                             as Documentation Agent,

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Documentation Agent,

                                       and

                            THE CHASE MANHATTAN BANK,
                              as Syndication Agent,

                         THE CO-AGENTS SIGNATORY HERETO,

                                       and

                       THE OTHER LENDERS SIGNATORY HERETO


                            Dated as of June 29, 1998

================================================================================

                               FIRST AMENDMENT TO
                 AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (herein called this "Amendment"), is made as of June 29, 1998, by and among PIONEER NATURAL RESOURCES COMPANY, a Delaware corporation (the "Borrower"), NATIONSBANK, N.A., as successor-by-merger to NationsBank of Texas, N.A., as Administrative Agent and Collateral Agent, CIBC INC., as Documentation Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent, THE CHASE MANHATTAN BANK, as Syndication Agent, the "Co-Agents" party to the Credit Agreement (as herein defined), and the other Lenders from time to time parties to the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Managing Agents, the Collateral Agent and the Co-Agents have heretofore entered into a certain Amended and Restated Credit Facility Agreement - 364 Day Credit Facility, dated as of December 18, 1997 (herein the "Credit Agreement"); and

         WHEREAS, the Borrower, the Lenders, the Managing Agents, the Collateral Agent and the Co-Agents now intend to amend the Credit Agreement in certain respects; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each of the Borrower, the Lenders, the Managing Agents, the Collateral Agent and the Co-Agents hereby agree as follows:

         SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement.

         SECTION 2.  Amendments to Credit Agreement

         a. The Credit Agreement is hereby amended by modifying each reference therein to "NationsBank of Texas, N.A." to read "NationsBank, N.A., successor-by-merger to NationsBank of Texas, N.A."

         b. The definitions of "Amendment Fee Rate", "Eurodollar Margin" and "Facility Amount" in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

         "        "Amendment Fee Rate" means 15.0 basis points."

         "        "Eurodollar Margin" means, on any date, with respect to each
         Eurodollar Portion of a Revolving Loan, the sum of (i) the applicable Commitment Utilization Margin plus (ii) the number of basis points per annum set forth below based on the Applicable Rating Level on such date:

===========================================================
        Applicable
       Rating Level
-----------------------------------------------------------
         Level I                        20.0 b.p.
-----------------------------------------------------------
         Level II                       22.0 b.p.
-----------------------------------------------------------
         Level III                      25.0 b.p.
-----------------------------------------------------------
         Level IV                       38.0 b.p.
-----------------------------------------------------------
         Level V                        47.0 b.p.
===========================================================


         Changes in the Eurodollar Margin will occur automatically without prior notice. Administrative Agent will give notice promptly to Borrower and the Lenders of changes in the Eurodollar Margin."

         "     "Facility Amount" means the aggregate amount of the Commitments
         (which amount shall initially be $100,000,000), as such amount may be reduced from time to time pursuant to the terms of this Agreement."

         c. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions of "Commitment Utilization", "Commitment Utilization Level", "Commitment Utilization Margin", "Year 2000 Compliant" and "Year 2000 Problem" in appropriate alphabetical order:

         "     "Commitment Utilization" means, for any period, the ratio of (i)
         the aggregate amount of then outstanding Loans plus then existing LC Obligations to (ii) the current Facility Amount."

         "     "Commitment Utilization Level" means the level set forth below that corresponds to the lowest of the ratings issued from time to time by Moody's and S&P, as applicable, for Borrower's senior unsecured long-term debt:

================================================================================
                         Moody's                 S&P
--------------------------------------------------------------------------------
Level A               Baa3 or better        BBB- or better
--------------------------------------------------------------------------------
Level B               Less than Baa3        Less than BBB-
================================================================================

         For example, if the Moody's rating is Ba1 and the S&P rating is BBB, Level B shall apply. For purposes of the foregoing, (i) if ratings for Borrower's senior unsecured long-term debt shall not be available from S&P or Moody's, Level B shall be deemed applicable; and (ii) if any of the Rating Agencies shall change its ratings nomenclature prior to the date all Obligations have been paid and the Commitments canceled, Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such change, and pending such amendment, if an appropriate Commitment Utilization Level is otherwise not determinable based upon the foregoing grid, the last Commitment Utilization Level in effect at the time of such change shall continue to apply."

         "     "Commitment Utilization Margin" means, on any date, the number of basis points per annum set forth below based on the Commitment Utilization Level on such date:


================================================================================
                              Commitment Utilization Margin
--------------------------------------------------------------------------------
                                 Commitment                      Commitment
      Commitment                Utilization is                  Utilization is
   Utilization Level          "< or equal to .50"                  ">.50"
--------------------------------------------------------------------------------
       Level A                     0 b.p.                         5.0 b.p.
--------------------------------------------------------------------------------
       Level B                     0 b.p.                        10.0 b.p.
================================================================================

         ; provided, however, for the purpose of determining the Commitment Utilization Margin for all periods ending prior to or on June 30, 1999, the Commitment Utilization of Borrower shall be deemed to be greater than ".50". Changes in the Commitment Utilization Margin will occur automatically without prior notice."

         "     "Year 2000 Compliant" has the meaning given it in Section
               4.1(s)."

         "     "Year 2000 Problem" has the meaning given it in Section 4.1(s)."

         d. Section 4.1 of the Credit Agreement is hereby amended by inserting the following Section 4.1(s) after Section 4.1(r):

         "(s) Year 2000 Compliance. Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem (as herein defined), (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will be Year 2000 Compliant, except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect. As used herein, the term "Year 2000 Problem" means the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999. As used herein, the term "Year 2000 Compliant" means that all computer applications will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000."

         e. Section 5.1 of the Credit Agreement is hereby amended by inserting the following Section 5.1(m) after Section 5.1(l):

         "(m) Year 2000 Compliance. Borrower will promptly notify Administrative Agent in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect."

         f. Section 5.3(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "(a) EBITDAX to Consolidated Interest Expense Ratio. The ratio of Borrower's "EBITDAX" to "Consolidated Interest Expense" for the last four rolling Fiscal Quarters (i) ending June 30, 1998 and September 30, 1998, will not be less than 2.50 to 1.0, (ii) ending December 31, 1998, will not be less than 2.75 to 1.0, (iii) ending March 31, 1999, will not be less than 3.00 to 1.0, (iv) ending June
         30,    1999, will not be less than 3.25 to 1.0, and (v) ending after
         June 30, 1999, will not be less than 3.75 to 1.0; provided, however, that for the periods for calculation ending on or before December 31, 1998, each reference to "for the last four rolling Fiscal Quarters" shall be deemed to be a reference to the period from April 1, 1998 through the date of such calculation. As used in this paragraph, the term "Consolidated Interest Expense" means for any period, total interest expense, whether paid or accrued, of Borrower and its Subsidiaries on a Consolidated basis, including, without limitation, all commissions, discounts and other fees and charges owed with respect to Letters of Credit (as defined in the Primary Credit Facility). As used in this paragraph, the term "EBITDAX" means for any period the sum of the amounts for such period of Consolidated net income, Consolidated Interest Expense, depreciation expense, depletion expense, amortization expense, federal and state income taxes, exploration and abandonment expense and other non-cash charges and expenses, all as determined on a Consolidated basis for Borrower and its Subsidiaries."

         g. Section 5.3(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "(b) Consolidated Total Funded Debt to Total Capitalization. Borrower's Consolidated Total Funded Debt to Total Capitalization will not (i) as of the last day of the Fiscal Quarters ending June 30, 1998 and September 30, 1998, be greater than 62.5%, and (ii) as of the last day of any Fiscal Quarter ending after September 30, 1998, be greater than 60%."

         h. The fourth sentence of Section 8.17 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, EACH RESTRICTED SUBSIDIARY OF THE BORROWER HEREBY IRREVOCABLY DESIGNATES BORROWER WITH OFFICES ON THE DATE HEREOF AT 1400 WILLIAMS SQUARE WEST, 5205 NORTH O'CONNOR BOULEVARD, IRVING, TEXAS 75039 TO RECEIVE FOR AND ON BEHALF OF SUCH RESTRICTED SUBSIDIARY, SERVICES OF PROCESS IN TEXAS."

         i. The Credit Agreement is hereby amended by replacing Exhibit J to the Credit Agreement with Exhibit J to this Amendment.

         j.        The Credit Agreement is hereby amended by replacing
               Schedule 1 to the Credit Agreement with Schedule 1 to this Amendment.

         k. Schedule 3 attached to the Credit Agreement is hereby amended by deleting therefrom the reference to "Pioneer Natural Resources (GPC) Inc., a Delaware corporation".

         SECTION 3. Representations and Warranties. To confirm each Lender's understanding concerning Borrower and its businesses, properties and obligations, and to induce the Managing Agents, the Collateral Agent, the Co-Agents and each Lender to enter into this Amendment, the Borrower hereby reaffirms to the Managing Agents, the Collateral Agent, the Co-Agents and each Lender that, as of the date hereof, its representations and warranties contained in Section 4.1 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) are true and correct and additionally represents and warrants as follows:

A. The execution and delivery of this Amendment and the performance by the Borrower and the Restricted Subsidiaries of their respective obligations under this Amendment, the Credit Agreement and the other Loan Documents, as amended hereby, are within the Borrower's or such Restricted Subsidiaries' corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Borrower's or such Restricted Subsidiaries' charter or bylaws or partnership agreement or of any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Restricted Subsidiary.

B. This Amendment and the Credit Agreement as amended hereby are, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of the Borrower and each Restricted Subsidiary which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights generally and by general principles of equity.

         SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of all the following documents and items, each in form and substance reasonably satisfactory to the Administrative Agent:

A.       this Amendment executed by the Borrower and the Required Lenders.

B. Borrower will pay, or cause the payment, to Administrative Agent for the account of each Lender a non-refundable amendment fee payable to each Lender determined by applying the Amendment Fee Rate to such Lender's Percentage Share of the Facility Amount as of the date of this Amendment.

C. Such other documents or items that the Administrative Agent may reasonably request.

         SECTION 5. Reaffirmation of Credit Agreement. This Amendment constitutes a "Loan Document" as defined in the Credit Agreement and shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement or the Credit Facility Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 6. Parties in Interest. All grants, covenants and agreements contained in this Amendment shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Restricted Subsidiary may assign or transfer any of its rights or delegate any of its duties or obligations under this Amendment or any Loan Document without the prior written consent of all Lenders.

         SECTION 7. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ANNOTATED ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) DOES NOT APPLY TO THIS AMENDMENT OR TO THE NOTES.

         SECTION 9. Severability. If any term or provision of this Amendment or of any Loan Document shall be determined to be illegal or unenforceable in any jurisdiction, such term or provision shall, as to such jurisdiction, be illegal or unenforceable, without affecting the remaining terms or provisions in that jurisdiction or the legality or enforceability of such terms or provisions in any other jurisdiction.

         SECTION 10. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES. EACH OF THE BORROWER, AGENTS AND LENDERS HEREBY (I) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

         SECTION 11. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED IN THE FEDERAL OR STATE COURTS OF TEXAS, EACH RESTRICTED SUBSIDIARY OF THE BORROWER HEREBY IRREVOCABLY DESIGNATES BORROWER WITH OFFICES ON THE DATE HEREOF AT 1400 WILLIAMS SQUARE WEST, 5205 NORTH O'CONNOR BOULEVARD, IRVING, TEXAS 75039 TO RECEIVE FOR AND ON BEHALF OF SUCH RESTRICTED SUBSIDIARY, SERVICE OF PROCESS IN TEXAS. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN

BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 12. Effectiveness. This Amendment shall become effective as of June 29, 1998, when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Administrative Agent, and all conditions set forth in Section 4 hereof have been fulfilled.

         SECTION 13. Entire Agreement. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS,
OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

                                     BORROWER:

                                     PIONEER NATURAL RESOURCES COMPANY

                                     By: /s/ Garrett Smith
                                        ----------------------------------------
                                     Name:   M. Garrett Smith
                                     Title:  Executive Vice President and Chief
                                             Financial Officer

                                     LENDERS:

                                     NATIONSBANK, N.A.,
                                     successor-by-merger to NationsBank of
                                     Texas, N.A., individually and as
                                     Administrative Agent and as Collateral
                                     Agent

                                     By: /s/ Frank K. Stowers
                                        ----------------------------------------
                                     Name:   Frank K. Stowers
                                     Title:  Vice President

                                     CIBC INC.,
                                     individually and as Documentation Agent

                                     By: /s/ M. A.G. Corkum
                                        ----------------------------------------
                                     Name:   Michael A.G. Corkum
                                     Title:  Authorized Signatory

                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Documentation Agent

                                     By: /s/ John Kowalczuk
                                        ----------------------------------------
                                     Name:   Michael Kowalczuk
                                     Title:  Vice President

                                     THE CHASE MANHATTAN BANK,
                                     individually and as Syndication Agent

                                     By: /s/ Lawrence Palumbo, Jr.
                                        ----------------------------------------
                                     Name:   Lawrence Palumbo, Jr.
                                     Title:  Vice President

                                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION, individually and as Co-Agent

                                     By: /s/ Ronald E. McKaig
                                        ----------------------------------------
                                     Name:    Ronald E. McKaig
                                     Title:   Vice President

                                     THE BANK OF NEW YORK,
                                     individually and as Co-Agent

                                     By: /s/ Raymond J. Palmer
                                        ----------------------------------------
                                     Name:   Raymond J. Palmer
                                     Title:  Vice President

                                     THE BANK OF NOVA SCOTIA,
                                     individually and as Co-Agent

                                     By: /s/ F.C.H. Ashby
                                        ----------------------------------------
                                     Name:   F.C.H. Ashby
                                     Title:  Senior Manager, Loan Operations

                                     ROYAL BANK OF CANADA,
                                     individually and as Co-Agent

                                     By: /s/ Linda M. Stephens
                                        ----------------------------------------
                                     Name:   Linda M. Stephens
                                     Title:  Senior Manager

                                     UNION BANK OF CALIFORNIA, N.A.,
                                     individually and as Co-Agent

                                     By: /s/ Gary Shekerjian
                                        ----------------------------------------
                                     Name:   Gary Shekerjian
                                     Title:  Assistant Vice President

                                     WELLS FARGO BANK, N.A.,
                                     individually and as Co-Agent

                                     By: /s/ Lester J.N. Keliher
                                        ----------------------------------------
                                     Name:   Lester J.N. Keliher
                                     Title:  Vice President

                                     THE FUJI BANK, LIMITED-HOUSTON AGENCY,
                                     individually and as Co-Agent

                                     By: /s/ David Kelley
                                        ----------------------------------------
                                     Name:   David Kelley
                                     Title:  Sr. Vice President

                                     DEN NORSKE BANK ASA,
                                     individually and as Lead Manager

                                     By: /s/ J. Morten Kreutz
                                        ----------------------------------------
                                     Name:   J. Morten Kreutz
                                     Title:  Vice President

                                     By: /s/ Charles E. Hall
                                        ----------------------------------------
                                     Name:   Charles E. Hall
                                     Title:  Senior Vice President

                                     BANQUE PARIBAS,
                                     individually and as Lead Manager

                                     By: /s/ A. David Dodd
                                        ----------------------------------------
                                     Name:   A. David Dodd
                                     Title:  Vice President

                                     By: /s/ Marian Livingston
                                        ----------------------------------------
                                     Name:   Marian Livingston
                                     Title:  Vice President

                                     FIRST UNION NATIONAL BANK,
                                     individually and as Lead Manager

                                     By: /s/ Robert R. Wetteroff
                                        ----------------------------------------
                                     Name:   Robert R. Wetteroff
                                     Title:  Senior Vice President

                                     BANKERS TRUST COMPANY,
                                     as a Lender

                                     By: /s/ Marcus Tarkington
                                        ----------------------------------------
                                     Name:   Marcus Tarkington
                                     Title:  Vice President

                                     CREDIT AGRICOLE INDOSUEZ,
                                     as a Lender

                                     By: /s/ W. Leroy Startz
                                        ----------------------------------------
                                     Name:   W. Leroy Startz
                                     Title:  First Vice President

                                     By: /s/ Dean Balice
                                        ----------------------------------------
                                     Name:   Dean Balice
                                     Title:  Senior Vice President, Branch
                                             Manager

                                     NATEXIS BANQUE,
                                     as a Lender BFCE

                                     By: /s/ Mark A. Harrington
                                        ----------------------------------------
                                     Name:   Mark A. Harrington
                                     Title:  Vice President and Regional
                                             Manager

                                     By: /s/ N. Eric Ditges
                                        ----------------------------------------
                                     Name:   N. Eric Ditges
                                     Title:  Assistant Vice President

                                     TORONTO DOMINION (TEXAS), INC.,
                                     as a Lender

                                     By: /s/ Debbie A. Greene
                                        ----------------------------------------
                                     Name:   Debbie A. Greene
                                     Title:  Vice President

                                     THE TOYO TRUST & BANKING CO., LTD.,
                                     as a Lender

                                     By: /s/ T. Mikumo
                                        ----------------------------------------
                                     Name:   T. Mikumo
                                     Title:  Vice President

                                     WACHOVIA BANK, N.A.,
                                     as a Lender

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     THE DAI-ICHI KANGYO BANK, LTD., NEW YORK
                                     BRANCH, as a Lender

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     THE SANWA BANK, LIMITED,
                                     as a Lender

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     KBC BANK N.V.,
                                     as a Lender

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                    Exhibit J

                    Form of Designated Officer's Certificate

         Reference is made to (i) the Primary Credit Facility pursuant to that certain Amended and Restated Credit Facility Agreement dated as of December 18, 1997, as amended, by and among Borrower, NationsBank, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "Primary Credit Agreement") and (ii) the 364 Day Credit Facility pursuant to that certain Amended and Restated Credit Facility Agreement dated as of December 18, 1997, as amended, by and among Borrower, NationsBank, N.A., as Administrative Agent, CIBC Inc., as Documentation Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent, The Chase Manhattan Bank, as Syndication Agent, the Co-Agents party thereto, and the Lenders from time to time parties thereto (the "364 Day Credit Agreement" and, together with the Primary Credit Facility, the "Credit Agreements"). Terms which are defined in the Credit Agreements and which are used but not defined herein are used herein with the meanings given them in the Credit Agreements.

         This Certificate is furnished pursuant to Section 5.1(b)(2) of the Credit Agreements. Together herewith the Borrower is furnishing to Managing Agents, the Co-Agents and each Lender the Borrower's [Financial Statements] (the "Financial Statements") as of _____________ (the "Reporting Date"). The Borrower hereby represents, warrants, and acknowledges to Agents and each Lender that:

         (a) the Designated Officer of the Borrower signing this instrument is a duly elected, qualified and acting officer of the Borrower;

         (b) the Financial Statements are accurate and complete and satisfy the requirements of the Credit Agreements;

         (c) attached as Schedule I hereto is a schedule of calculations showing compliance (or noncompliance, as the case may be) as of the Reporting Date with the requirements of Section 5.3 of the Credit Agreements; and

         (d) on the Reporting Date, the Borrower was, and on the date hereof the Borrower is, in full compliance with the disclosure requirements of
             Section 5.1(d) of the Credit Agreements, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this Certificate [except for Default(s) under Section(s)_________ of the Credit Agreements, which [is/are] more fully described on a schedule attached hereto].

                               Exhibit J - Page 1

         The Designated Officer of the Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of the Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

                                     PIONEER NATURAL RESOURCES COMPANY

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     Date:
                                          --------------------------------------


                               Exhibit J - Page 2

                                   Schedule I

================================================================================
COMPLIANCE WITH FINANCIAL COVENANTS AS OF _____________ . ($ in 000's)
================================================================================

A.     EBITDAX TO CONSOLIDATED INTEREST EXPENSE RATIO
                                                                      ========

            Minimum ratio allowed          :1
                                        ========

B.     CONSOLIDATED TOTAL FUNDED DEBT TO TOTAL
       CAPITALIZATION
                                                                      ========

            Maximum ratio allowed           %
                                        ========

================================================================================
COMPUTATION OF FINANCIAL REQUIREMENTS AND RATIOS AS OF ____________
================================================================================

A.     EBITDAX TO CONSOLIDATED INTEREST EXPENSE RATIO
       (Section 5.3(a)) ($ in 000's)

          (i)  EBITDAX (as defined in Section 5.3(a))

               For the period ended __________ , the sum of the amounts for such period of Consolidated net income, Consolidated Interest Expense, depreciation expense, depletion expense, amortization expense, federal and state income taxes, exploration and abandonment expense and other non-cash charges and expenses, all as
               determined on a Consolidated basis for Borrower and its
               Consolidated Subsidiaries;                                            $
                                                                                      ---------

          (ii) CONSOLIDATED INTEREST EXPENSE (as defined in Section 5.3(a))

               For the period ended _________ , total interest expense, whether paid or accrued, of Borrower and its Consolidated Subsidiaries on a Consolidated basis, including, without limitation, all commissions, discounts and other fees and charges owed with
               respect to Letters of Credit.                                         $
                                                                                      ---------

               CONSOLIDATED INTEREST EXPENSE                                         $
                                                                                      =========

               EBITDAX TO CONSOLIDATED INTEREST EXPENSE RATIO ((i)(ii))              $
                                                                                      =========

               Minimum ratio allowed         :1
                                          ==========


                               Exhibit J - Page 3

B.       CONSOLIDATED TOTAL FUNDED DEBT TO TOTAL
         CAPITALIZATION (Section 5.3(b)) ($ in 000's)

            (i) CONSOLIDATED TOTAL FUNDED DEBT (as defined in Section 1.1)

                (a) All indebtedness of Borrower and its Consolidated
                    Subsidiaries for borrowed money                                  $
                                                                                      ---------

                (b) Plus indebtedness of Borrower and its Consolidated
                    Subsidiaries constituting an obligation to pay the deferred purchase price of property or services (other than customary
                    payment terms taken in the ordinary course of the business)      $
                                                                                      ---------

                (c) Plus indebtedness of Borrower and its Consolidated
                    Subsidiaries evidenced by a bond, debenture, note or similar
                    instrument                                                       $
                                                                                      ---------

                (d) Plus principal obligations under leases capitalized in accordance with GAAP under which either Borrower or any of
                    its Consolidated Subsidiaries is the lessee                      $
                                                                                      ---------

                (e) Plus indebtedness or obligations of the type described in clauses (a), (b), (c) or (d) of the definition of Debt,
                    which are secured by a Lien on any property owned by
                    Borrower or any of its Consolidated Subsidiaries, whether or not such indebtedness or obligations have been assumed by
                    Borrower or any of its Consolidated Subsidiaries (limited
                    however to the lesser of (1) the amount of its liability or
                    (2) the value of such property) (excluding Debt of the type
                    referred to in clause (e) of the definition of "Debt")           $
                                                                                      ---------

                (f) Plus the undischarged balance of any production payment created by Borrower or any of its Consolidated Subsidiaries or for the creation of which Borrower or its Consolidated
                    Subsidiaries directly or indirectly received payment.            $
                                                                                      ---------

                CONSOLIDATED TOTAL FUNDED DEBT                                       $
                                                                                      =========


                               Exhibit J - Page 4

           (ii) TOTAL CAPITALIZATION (as defined in Section 1.1)
                (a) Consolidated Total Funded Debt of the Borrower and its
                    Consolidated Subsidiaries (See B(i) above)                       $
                                                                                      ---------

                (b) Plus Consolidated shareholders' equity of the Borrower and
                    its Consolidated Subsidiaries                                    $
                                                                                      ---------

                TOTAL CAPITALIZATION                                                 $
                                                                                      =========

CONSOLIDATED TOTAL FUNDED DEBT TO TOTAL
CAPITALIZATION((i)/(ii))                                                                       %
                                                                                      =========

                Maximum ratio allowed                                                          %
                                                                                      =========



                               Exhibit J - Page 5

                                   Schedule 1

              Schedule of Lenders' Commitments and Percentage Share

                Lenders                              Commitment                  Percentage Share
                -------                              ----------                  ----------------
NationsBank, N.A.                                   $8,636,363.64               8.636363636363640%

CIBC Inc.                                           $8,636,363.64               8.636363636363640%

Morgan Guaranty Trust Company of New                $8,636,363.64               8.636363636363640%
York

The Chase Manhattan Bank                            $8,636,363.64               8.636363636363640%

Bank of America National Trust and                  $5,454,545.45               5.454545454545450%
Savings Association

The Bank of New York                                $5,454,545.45               5.454545454545450%

The Bank of Nova Scotia                             $5,454,545.45               5.454545454545450%

Royal Bank of Canada                                $5,454,545.45               5.454545454545450%

Union Bank of California, N.A.                      $5,454,545.45               5.454545454545450%

Wells Fargo Bank, N.A.                              $5,454,545.45               5.454545454545450%

The Fuji Bank, Limited - Houston Agency             $5,454,545.45               5.454545454545450%

Den Norske Bank ASA                                 $3,636,363.64               3.636363636363640%

Banque Paribas                                      $3,636,363.64               3.636363636363640%

First Union National Bank                           $3,636,363.64               3.636363636363640%

Bankers Trust Company                               $1,818,181.82               1.818181818181820%

Credit Agricole Indosuez                            $1,818,181.82               1.818181818181820%

Natexis Banque                                      $1,818,181.82               1.818181818181820%

Toronto Dominion (Texas), Inc.                      $1,818,181.82               1.818181818181820%

The Toyo Trust & Banking Co., Ltd.                  $1,818,181.82               1.818181818181820%

Wachovia Bank, N.A.                                 $1,818,181.82               1.818181818181820%

The Dai-Ichi Kangyo Bank, Ltd., New                 $1,818,181.82               1.818181818181820%
York Branch

The Sanwa Bank, Limited                             $1,818,181.82               1.818181818181820%

KBC Bank N.V.                                       $1,818,181.82               1.818181818181820%
                                                  ===============================================
Totals:                                           $100,000,000.00             100.000000000000000%


                               Schedule 1 - Page 1